DRIVING GROWTH NASDAQ: HILL August 8, 2013 Second Quarter 2013 Earnings Conference Call Dot Hill Systems Corp.

Safe Harbor and Non-GAAP Financial Measures Statements contained in this presentation regarding matters that are not historical facts are “forward- looking statements” within the meaning of the Private Securities Litigation Reform Act. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include statements regarding future opportunities for additional business and the stage of such opportunities relative to a final binding agreement, prospects for Dot Hill’s continued growth, and Dot Hill’s projected financial results for the third quarter and full year of 2013. The risks that contribute to the uncertain nature of the forward-looking statements include, among other things: the risk that actual financial results for the third quarter and full year of 2013 may be different from the financial guidance provided in the press release; the risks associated with macroeconomic factors that are outside of Dot Hill’s control; the risk that projected future opportunities may never fully develop into ongoing business relationships and/or binding contractual agreements; the fact that no Dot Hill customer agreements provide for mandatory minimum purchase requirements; the risk that one or more of Dot Hill’s OEM or other customers may cancel or reduce orders, not order as forecasted or terminate their agreements with Dot Hill; the risk that Dot Hill’s new products may not prove to be popular; the risk that one or more of Dot Hill’s suppliers or subcontractors may fail to perform or may terminate their agreements with Dot Hill; the risk that Vertical Markets’ sales may not ramp as expected; unforeseen product quality, technological, intellectual property, personnel or engineering issues and any costs that may result from such issues; and the additional risks set forth in Dot Hill’s most recent Form 10-Q and Form10-K filings with the Securities and Exchange Commission. All forward-looking statements contained in this press release speak only as of the date on which they were made. Dot Hill undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made. August 8, 2013 NASDAQ: HILL 2

About Non-GAAP Financial Measures The Company’s non-GAAP financial measures exclude the impact of stock-based compensation expense, legal settlements and associated expenses, intangible asset amortization, restructuring and severance charges, charges or credits for contingent consideration adjustments, charges for impairment of goodwill and other long-lived assets, specific and significant warranty claims arising from a supplier’s defective products, the impact of our discontinued AssuredUVS software business and the effects of foreign currency gains or losses. The non-GAAP financial measures include the recognition of revenues and directly related costs associated with long term AssuredVRA software contracts, which were deferred and amortized in the Company’s GAAP financial statements. The Company used these non-GAAP measures when evaluating its financial results as well as for internal resource management, planning and forecasting purposes. These non-GAAP measures should not be viewed in isolation from or as a substitute for the Company’s financial results in accordance with GAAP. A reconciliation of GAAP to non-GAAP measures is attached to this press release. A reconciliation of GAAP to non-GAAP measures is included in this investor presentation and in previous filings with the SEC. 3 August 8, 2013 NASDAQ: HILL

Typical OEM Sales Cycle

	PHASE 1	PHASE 2	PHASE 3	PHASE 4
Length	1-6 months	1-6 months	1-12 months	3-12 months
Probability of advancing	30-60%	60-75%	75-95%	100%



PROSPECTS
Product Evaluation
VERBAL AWARD
Contract and SOW
CONTRACT
Customize and Solution Integration
PRODUCT
OEM launch and ramp
REVENUE
CUSTOMERS
Incremental Opportunities

- Length of Cycle is dependent on size of Customer & Customization Requirements
- Phases 1 through 3 largely dependent on Dot Hill Execution; Phase 4 on Customer Execution
- No minimum purchase agreements, even in Phase 4 and beyond

August 8, 2013 NASDAQ HILL 4

Incremental Opportunities – New OEMs in the Pipeline – 5/9/13 Prospect Pipeline $50M+ $5M $20M Server OEM Digital Image Archive Media and Entertainment Telecommunications Oil and Gas Big Data Phase 1 Phase 4 Phase 2 Phase 3 Phases 2–4 will generate revenue in 2013, ramping into 2014. 2014 revenue growth dependent on 2013 execution. August 8, 2013 NASDAQ: HILL 5

Incremental Opportunities – New OEMs in the Pipeline – 8/8/13 Prospect Pipeline $50M+ $5M $20M Server OEM Digital Image Archive Media and Entertainment Telecommunications Oil and Gas Big Data Phase 1 Phase 4 Phase 2 Phase 3 Phases 2–4 will likely generate revenue in 2014, and are dependent on execution in 2013-2014 August 8, 2013 NASDAQ: HILL 6 Other

Incremental Opportunities – Existing Customers – 5/9/13 August 8, 2013 NASDAQ: HILL Prospect Pipeline $50M+ $5M $20M Phase 1 Phase 4 Phase 2 Phase 3 Phases 2–4 will generate revenue in 2013, ramping into 2014. 2014 revenue growth dependent on 2013 execution. 7 Incremental Opportunities

Incremental Opportunities – Existing Customers – 8/8/13 August 8, 2013 NASDAQ: HILL Prospect Pipeline $50M+ $5M $20M Phase 1 Phase 4 Phase 2 Phase 3 • Phases 2–4 will likely generate revenue in 2014, and are dependent on execution in 2013-2014 • Opportunities include the incremental revenue associated with the time-to-market advantage of next generation products 8 Incremental Opportunities

Q2’13 Non-GAAP Financial Metrics August 8, 2013 NASDAQ: HILL 9 Revenue ($M) 51.2 47.7 44.9 7.3% 14.0% 55% QoQ Vertical Markets growth but 3% server OEM decline Gross Margin (%) 34.7% 27.4% 32.1% +7.3 pts +2.6 pts More favorable customer mix Operating Expenses ($M) 14.2 14.6 14.3 -2.7% -0.7% EPS/(LPS) ($) 0.06 (0.03) 0.00 +0.09 +0.06 Cash Net of ST Borrowings ($M) 38.3 40.5 37.5 -$2.2M +0.8M Q2’13 Q2’12 Q1’13 YoY QoQ

Q3’13 and Full Year 2013 Non-GAAP Guidance 10 Revenue ($M) $50-55M +2.5% Q2 revenue spike, offset by expected growth from new product launch EPS $ $0.02-$0.05 ($0.025) Q2 margin benefited from revenue “spike”. Customer mix expected to normalize 3rd Quarter 2013 Sequential Growth at mid points Revenue (M) $200-215M +5.5% In line with expected industry growth Gross Margin 32-33% +4.6 PTS More favorable customer and product mix Operating Expenses (M) $58-60M +$1.2M Tied to expected revenue ramp EPS $ $0.10-$0.16 +0.19 Operating leverage impact Full Year 2013 Annual Growth at mid-points August 8, 2013 NASDAQ: HILL

DRIVING GROWTH NASDAQ: HILL August 8, 2013 Appendix: Reconciliation of GAAP to Non-GAAP Financial Measures A STRONG FOUNDATION FOR

Q2’13 GAAP to Non-GAAP Revenue Reconciliation ($K) 12 Q2’13 Q2’12 Q1’13 August 8, 2013 NASDAQ: HILL GAAP net revenue from continuing operations 50,683$ 47,708$ 44,480$ Rev nue from discontinued operations 2 60 20 Net revenue, from continuing and discontinued operations 50,685$ 47,768$ 44,500$ AssuredUVS revenue (2) (60) (20) Long-term software contract royalties 550 - 401 Non-GAAP net revenue 51,233$ 47,708$ 44,881$

Q2’13 GAAP to Non-GAAP Gross Profit Reconciliation ($K, except %) 13 Q2’13 Q2’12 Q1’13 August 8, 2013 NASDAQ: HILL GAAP gross profit from continuing operations 17,007$ 12,661$ 14,440$ Gross margin % from continuing operations 33.6% 26.5% 32.5% Gross profit from discontinued operations (9) (1,706) (111) Gross profit from continuing and discontinued operations 16,998 10,955 14,329 Gross margin % from continuing and discontinued operations 33.5% 22.9% 32.2% Stock-based compensation 83 167 96 Severance costs - - 23 Power supply component failures 32 - (808) AssuredUVS revenue (2) (60) (20) AssuredUVS expenses 11 119 129 Lo g-t rm software contract royalties 550 - 401 Long-term software contract cost 89 - 256 Intangible asset impairment - 1,647 - Intangible asset amortization - 266 - Non-GAAP gross profit 17,761$ 13,094$ 14,406$ Non-GAAP gross margin % 34.7% 27.4% 32.1%

Q2’13 GAAP to Non-GAAP Operating Expenses Reconciliation ($K) 14 Q2’13 Q2’12 Q1’13 August 8, 2013 NASDAQ: HILL GAAP operating expenses from continuing operations 14,862$ 15,206$ 14,958$ Operating expenses from discontinued operations 3 397 310 Operating expenses from continuing and discontinued operations 14,865 15,603 15,268 Currency loss (18) 29 (343) Stock-based compensation (606) (767) (572) Contingent consideration adjustment - 5 - AssuredUVS expenses (5) (182) (353) Long-term software contract deferred cost 6 - 400 Restructuring (charge) recoveries - (73) 10 Legal fees related to power supply component failure (1) - (1) Severance costs - - (82) Non-GAAP operating expenses 14,241$ 14,615$ 14,327$

Q2’13 GAAP to Non-GAAP Net Income (Loss) Reconciliation ($K) 15 Q2’13 Q2’12 Q1’13 August 8, 2013 NASDAQ: HILL GAAP net income (loss) from continuing operations 2,089$ (2,945)$ (560)$ Net loss from discontinued operations (12) (2,103) (421) Net loss from continuing and discontinued operations 2,077 (5,048) (981) Currency loss 18 (29) 343 Stock-based compensation 689 935 668 Contingent consideration adjustment - (5) - Restructuring charge (recoveries) - 73 (10) Intangible asset amortization - 266 - Power supply component failures 33 - (807) AssuredUVS expenses 16 301 482 AssuredUVS revenue (2) (60) (20) Long-term software contract royalties 550 - 401 Lo g-term software contract cost 89 - 256 Long-term software contract deferred cost (6) - (400) Intangible asset impairment - 1,647 - Severance costs - - 105 Non-GAAP net income (loss) 3,464$ (1,920)$ 37$

Q2’13 GAAP to Non-GAAP EPS (LPS) Reconciliation 16 Q2’13 Q2’12 Q1’13 August 8, 2013 NASDAQ: HILL GAAP earnings (loss) per share from continuing operations 0.04$ (0.05)$ (0.01)$ Loss per share from discontinued operations (0.00) (0.04) (0.01) Loss per share from continuing and discontinued operations* 0.04 (0.09) (0.02) Currency loss - - 0.01 Stock-based compensation 0.01 0.02 0.01 Intangible asset amortization - 0.00 - AssuredUVS expenses - 0.01 0.01 Intangible asset impairment - 0.03 - Long-term software contract royalties 0.01 - 0.01 Long-term software contract deferred cost - - (0.01) Other adjustments - - (0.01) Non-GAAP earnings (loss) per share* 0.06$ (0.03)$ $ 0.00 Weighted average shares used to calculate earnings (loss) per share: Basic 58,384 56,934 58,001 Diluted 58,797 56,934 58,473 * Per share data may not always add to the total for the period because each figure is independently calculated.

Q2'13 Cash Reconciliation ($K)

	Q2'13	Q2'12	Q1'13
Cash	$ 40,402	$ 40,499	$ 40,297
Credit facility borrowings	2,100	-	2,800
Cash net of credit facility borrrowings	$ 38,302	$ 40,499	$ 37,497

August 8, 2013 NASDAQ: HILL 17